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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 20, 2005

                               Medina Coffee, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Nevada                      000-49712                  88-0442833
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


            BAK Industrial Park, No. 1 BAK Street
              Kuichong Town, Longgang District
            Shenzhen, People's Republic of China
                   Ph: (86-755) 8977-0093                               518119
-------------------------------------------------------------        -----------
          (Address of Principal Executive Offices)                    (Zip Code)

              12890 Hilltop Road, Argyle, Texas                         76226
-------------------------------------------------------------        -----------
(Former Name or Former Address, if Changed Since Last Report)         (Zip Code)

       Registrant's telephone number, including area code: (860) 687-2200

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

         This Amendment No. 2 to Current Report on Form 8-K/A (this "Amendment") amends the Current Report on Form 8-K filed on January 21, 2005 (the "Original Filing"). This Amendment was filed to (i) clarify in Item 4.01 that no additional disclosure regarding audit uncertainty was provided as such uncertainty does not pertain to BAK International, the accounting survivor following the recapitalization; and (ii) amend Item 5.03 to delete the reference that the registrant would be filing a transition report for the year ended September 30, 2004 as a result of its change of year end. Pursuant to Rule 12b-15 under the Securities Exchange Act of 1934, as amended, the complete text of Item 4.01 and Item 5.03, as amended, is set forth below. The remainder of the Form 8-K is unchanged and is not reproduced in this Amendment. This Amendment speaks as of the original filing date of the Form 8-K and reflects only the changes discussed above. No other information included in the Original Filing, including the Company's financial statements and the footnotes thereto, has been modified or updated in any way.

         This Amendment should be read together with other documents that the registrant has filed with the Securities and Exchange Commission subsequent to the filing of our Original Filing. Information in such reports and documents updates and supersedes certain information contained in this Amendment. The filing of this Amendment shall not be deemed an admission that our Original Filing, when made, included any known, untrue statement of material fact or knowingly omitted to state a material fact necessary to make a statement not misleading.

            Section 4--Changes in Registrant's Certifying Accountant

Item 4.01.  Changes in Registrant's Certifying Accountant.

         On January 20, 2005, the Company dismissed George Stewart, C.P.A. as its independent registered public accounting firm as part of the change of control transaction reported under Item 5.01 of this Current Report. The Company's Board of Directors approved the dismissal of George Stewart, C.P.A. on January 20, 2005. As a result of the change in control, BAK International became the accounting survivor for reporting purposes.

         No accountant's report on the financial statements for the fiscal years ended December 31, 2003 and 2002, respectively, contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern. No additional disclosure regarding this uncertainty is provided as such uncertainty does not pertain to BAK International, the accounting survivor following the recapitalization referenced in Item 1.01 of this Current Report.

         During the Company's two most recent fiscal years (ended December 31, 2004 and 2003) and from January 1, 2005 to the date of this Report, there were no disagreements with the Company's independent registered accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. There were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's two most recent fiscal years (ended December 31, 2004 and 2003) and from January 1, 2005 to the date of this Report.

         Effective January 20, 2005, the Company appointed Schwartz Levitsky Feldman L.L.P. as its independent registered public accounting firm.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         The Board of Directors of the Company adopted Amended and Restated Bylaws (the "New Bylaws") effective January 20, 2005. The material changes in the New Bylaws are as follows:

         (1) The Company's registered office was fixed in Article I of the previous bylaws (the "Old Bylaws"), but Section 1.1 of the New Bylaws provides that the registered office will be such office as set forth from time to time in the Company's Articles of Incorporation or an amendment thereto.



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         (2)      According  to Section 2 of Article II of the Old  Bylaws,  the
                  annual meeting of the shareholders was to be held on the 1st of July, but Section 2.2 of the New Bylaws provides that the annual meeting shall be held on a date determined by the Board of Directors.

         (3) Section 2.4 of the New Bylaws provides that special meetings of the shareholders may be called by the President or Secretary at the request in writing of the holders of not less than thirty percent (30%) of all the shares issued, outstanding and entitled to vote. Section 3 of Article II of the Old Bylaws required the request of not less than ten percent (10%) of the voting power of the Company.

         (4)      According  to  Section  2.6 of the  New  Bylaws,  quorum  at a meeting of shareholders consists of the holders of thirty-three percent (33%) of the shares entitled to vote rather than a majority of the shares entitled to vote, as provided in Section 7 of Article II of the Old Bylaws.

         (5) A proxy to be used at a meeting of the shareholders must bear a date not more than six (6) months prior to such meeting, as provided in Section 2.8 of the New Bylaws, rather than eleven
                  (11) months, as provided in Section 9 of Article II of the Old Bylaws.

         (6) The New Bylaws do not list express powers of the Company's management, unlike Section 1 of Article III of the Old Bylaws. Instead, according to Section 3.1 of the New Bylaws, the Board of Directors generally may exercise all such powers of the Company and do all such lawful acts and things that are not required to be done by the shareholders.

         (7) Section 3.5 of the New Bylaws provides that all vacancies in the Board of Directors are to be filled by the Board of Directors. Section 4 of Article III of the Old Bylaws, however, provided that the shareholders could elect a director to fill a vacancy not filled by the Board of Directors.

         (8) Section 3.11 of the New Bylaws provides that no contract or transaction between the Company and one or more of its directors or officers is void if certain criteria is met. The Old Bylaws did not contain a similar provision.

         (9) Section 5.6 of the New Bylaws provides that the Board of Directors may authorize executive employment contracts. The Old Bylaws did not contain a similar provision.

         (10) The New Bylaws include descriptions for the powers and duties of assistant secretaries (Section 5.11) and assistant treasurers (Section 5.13), which the Old Bylaws did not include.

         (11) Section 5.14 of the New Bylaws provides that the Company may secure a bond to protect it from loss in the event of defalcation by any of its officers. The Old Bylaws did not contain a similar provision.

         (12) Section 6.2 of the New Bylaws provides what steps may be taken to replace lost certificates. The Old Bylaws did not contain a similar provision.

         (13) Section 6.3 of the New Bylaws provides the process for transferring shares of stock. The Old Bylaws did not contain a similar provision.

         (14) Section 7.1 of the New Bylaws provides that dividends of the Company's shares may be declared by the Board of Directors. The Old Bylaws did not contain a similar provision.

         (15) Section 7.2 of the New Bylaws provides that the Board of Directors may create a reserve out of the surplus of the Company in order to provide for contingencies. The Old Bylaws did not contain a similar provision.



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         (16)     Section  7.3 of the  New  Bylaws  provides  that  meetings  of directors, shareholders or committee members may take place by means of conference telephone or similar equipment. The Old Bylaws did not contain a similar provision.

         (17) Section 7.5 of the New Bylaws provides that the fiscal year of the Company will be fixed by resolution of the Board of Directors. The Old Bylaws did not contain a similar provision.

         (18) Section 7.8 of the New Bylaws provides that the Company may purchase and maintain insurance on behalf of the Company and any person whom it has the power to indemnify. The Old Bylaws did not contain a similar provision.

         (19) Section 7.10 of the New Bylaws provides that the Company's bylaws may be amended by the Board of Directors. Section 1 of
                  Article VI of the Old Bylaws allowed for the shareholders to amend the bylaws.

         (20) Section 7 of Article IV of the Old Bylaws provided that the President is ex-officio a member of all of the standing committees. The New Bylaws do not contain a similar provision.

         (21) Section 4 of Article V of the Old Bylaws provided that the Board of Directors shall send an annual report to the shareholders no later than 120 days after the close of the fiscal year. The New Bylaws do not contain a similar provision.

         (22) Section 7 of Article V of the Old Bylaws provided that the president or any vice president and the secretary or assistant secretary are authorized to vote on behalf of the Company any shares of another corporation held by the Company. The New Bylaws do not contain a similar provision.


         The Board of Directors approved on January 20, 2005 a change in the Company's fiscal year end from December 31 to September 30. This change is being effectuated in connection with the exchange transaction described in Item 1.01 above.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, China BAK Battery, Inc. (f.k.a. Medina Coffee, Inc.) has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    China BAK Battery, Inc.
                                                    (f.k.a. Medina Coffee, Inc.)



                                                     /s/ Xiangqian Li
                                                    ----------------------------
                                                    Xiangqian Li, President and
                                                    Chief Executive Officer


DATED:  June 22, 2005